                                                                 EXHIBIT 10.41


                                CREDIT AGREEMENT

         THIS AGREEMENT is entered into as of the first day of February, 1995, by and between CIMCO, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITAL

         Borrower has requested from Bank the credit accommodations described below (collectively the "Credits"), and Bank has agreed to provide the Credits to Borrower on the terms and conditions contained herein.

         NOW, THEREFORE, Bank and Borrower hereby agree as follows:

                                   ARTICLE I

                                  THE CREDITS

         SECTION 1.1.     LINE OF CREDIT.

         (a) Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including September 15, 1995, not to exceed at any time the aggregate principal amount of SIX MILLION DOLLARS ($6,000,000.00) ("Line of Credit"), the proceeds of which shall be used to finance Borrower's working capital requirements. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit A attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference.
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         Notwithstanding any other provision of this
Agreement, the aggregate amount of all outstanding borrowings under the Line of Credit shall not at any time exceed a maximum of SIX MILLION DOLLARS ($6,000,000.00).

         Notwithstanding any other provision of this Agreement, the aggregate amount of all outstanding borrowings under the Line of Credit shall not at any time exceed a maximum of eighty percent (80%) of Borrower's assigned eligible accounts receivable, as determined by Bank upon receipt and review of such collateral reports and other documents as Bank may require; plus fifty percent (50%) of the value of Borrower's raw materials inventory, and forty percent (40%) of the value of Borrower's finished goods inventory with value defined as the finished goods of Borrower's RMPD Division, exclusive of work in process and inventory which is obsolete, unsaleable or damaged, as determined by Bank upon receipt and review of said collateral reports and other documents; provided however, that the outstanding principal balance of all borrowings against Borrower's inventory shall not at any time exceed an aggregate amount of TWO MILLION DOLLARS ($2,000,000.00).

        Borrower acknowledges that the foregoing advance rate against eligible accounts receivable was established by Bank with the understanding that, among other items, the aggregate of all returns, rebates, discounts, credits and allowances for the immediately preceding three (3) months at all times shall be less than five percent (5%) of Borrower's gross sales for said period. If such dilution of Borrower's accounts for the immediately allowances for the immediately


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preceding three (3) months at any time exceeds five percent (5%) of
Borrower's gross sales for said period, or if there at any time exists any other matters, events, conditions or contingencies which Bank reasonably believes may affect payment of any portion of Borrower's accounts, Bank, in its sole discretion, may reduce said advance rate to a percentage appropriate to reflect such additional dilution and/or establish additional reserves against Borrower's eligible accounts receivable.

         As used herein, "eligible accounts receivable" shall consist solely of trade accounts which have been created in the ordinary course of Borrower's business and upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and shall not include:

                 (i) any account which is past due more than twice Borrower's standard selling terms; except with respect to any account for which Borrower has provided extended payment terms not to exceed one hundred eighty
(180) days, any such account which is more than thirty (30) days past due;

                (ii) any account for which there exists any right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted;

               (iii) any account which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof (except accounts which represent obligations of the United States government and for

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which Bank's forms N-138 and N-139 have been duly executed and acknowledged);

                     (iv) any account which represents an obligation of an account debtor located in a foreign country;

                      (v) any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, parent or subsidiary of Borrower;

                     (vi) that portion of any account which represents interim or progress billings or retention rights on the part of the account debtor;

                    (vii) any account which represents an obligation of any account debtor when twenty percent (20%) or more of Borrower's accounts from such account debtor are not eligible pursuant to (i) above;

                   (viii) that portion of any account from an account debtor which represents the amount by which Borrower's total accounts from said account debtor exceeds twenty-five percent (25%) of Borrower's total accounts;

                     (ix) any account deemed ineligible by Bank when Bank, in its sole discretion, deems the creditworthiness or financial condition of the account debtor, or the industry in which the account debtor is engaged, to be unsatisfactory.

         (b) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein or in

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the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above.

         (c) Letter of Credit Subfeature. As a subfeature under the Line of Credit, Bank agrees from time to time up to and including September 15, 1995, to issue standby and commercial letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided however, that the form and substance of each Letter of Credit shall be subject to approval by Bank, in its sole discretion; and provided further, that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed FOUR MILLION DOLLARS ($4,000,000.00). Each Letter of Credit shall be issued for a term not to exceed three hundred sixty-five (365) days, as designated by Borrower; provided however, that no Letter of Credit shall have an expiration date subsequent to September 15, 1996. The undrawn amount of all Letters of Credit shall be reserved under the Line of Credit and shall not be available for advances thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit Agreement and related documents, if any, required by Bank in connection with the issuance thereof (each, a "Letter of Credit Agreement" and collectively, "Letter of Credit Agreements"). Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this

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Agreement applicable to such advances; provided however, that if the Line of
Credit is not available, for any reason whatsoever, at the time any draft is paid by Bank, or if advances are not available under the Line of Credit at such time due to any limitation on borrowings set forth herein, then the full amount of such draft shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Line of Credit. In such event, Borrower agrees that Bank, at Bank's sole discretion, may debit Borrower's deposit account with Bank for the amount of any such draft.

         SECTION 1.2.     TERM LOAN.

         (a) Term Loan. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make a loan to Borrower in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00) ("Term Loan"), the proceeds of which shall be used to repay existing term loans with Wells Fargo Bank. Borrower's obligation to repay the Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit B attached hereto ("Term Note"), all terms of which are incorporated herein by this reference.

         (b) Repayment. The principal amount of the Term Loan shall be repaid in accordance with the provisions of the Term Note.

         (c) Prepayment. Borrower may prepay principal on the Term Loan at any time, in any amount and without penalty, or any other non-interest related costs. All prepayments of principal shall


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be applied on the most remote principal installment(s) then unpaid.

         SECTION 1.3.     IDRB LETTER OF CREDIT.

         (a) IDRB Letter of Credit. Bank has issued a standby letter of credit for the account of Borrower and in favor of Bank of America Nevada, Trustee, to finance Borrower's repayment obligations in connection with Director of the State of Nevada Department of Commerce $5,625,000.00 Variable Rate Demand Industrial Development Revenue Bonds (CIMCO, Inc. Project) Series 1993-A (the "IDRB Letter of Credit") in the original principal amount of FIVE MILLION SEVEN HUNDRED THIRTY-FIVE THOUSAND NINE HUNDRED SIXTY DOLLARS ($5,735,960.00), a copy of which is attached hereto as Exhibit C, all terms of which are incorporated herein by this reference. The IDRB Letter of Credit has an expiration date of December 1, 1998, and is subject to the additional terms of that certain Reimbursement Agreement dated as of September 1, 1993 required by Bank in connection with the issuance thereof (the "Reimbursement Agreement"), all terms of which are incorporated herein by this reference.

         (b) Repayment of Drafts. Each draft paid by Bank under the IDRB Letter of Credit shall be repaid by Borrower in accordance with the provisions of the Reimbursement Agreement.

         SECTION 1.4.     INTEREST/FEES.

         (a) Interest. The outstanding principal balances of the Line of Credit and the Term Loan shall bear interest at the rates of interest set forth in the Line of Credit Note and the Term Note.


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         (b)     Computation and Payment.  Interest shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable at the times and place set forth in the Line of Credit Note and the Term Note (collectively, the "Notes").

         (c) Letter of Credit Fees. Borrower shall pay to Bank fees upon the issuance or amendment of each Subfeature Letter of Credit and upon the payment by Bank of each draft under any Subfeature Letter of Credit determined in accordance with Bank's standard fees and charges in effect at the time any Subfeature Letter of Credit is issued or amended or any draft is paid. Fees chargeable in connection with the IDRB Letter of Credit shall be paid in accordance with the Reimbursement Agreement.

         SECTION 1.5. PAYMENT OF INTEREST/FEES. Bank shall, and Borrower hereby authorizes Bank to, debit demand deposit account #4692-112998 of Borrower with Bank for all payments of interest and fees as they become due on any of the Credits. Should, for any reason whatsoever, the funds in any such demand deposit account be insufficient to pay all interest and/or fees when due, Borrower shall immediately upon demand remit to Bank the full amount of any such deficiency.

         SECTION 1.6. COLLATERAL. As security for all indebtedness of Borrower to Bank pursuant to this Agreement, Borrower grants to Bank, and shall cause each of its wholly-owned subsidiaries, Compounding Technology, Inc., a California corporation, and Medical Molding Corporation of America, a California corporation, to grant to Bank, security interests of first priority in all of their respective accounts, general intangibles and other rights

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to payment, equipment and fixtures and inventory, and proceeds of all of the foregoing. Bank is not taking a security interest in any assets of Compounding Technology, PTE. Ltd., a Singapore private company, a wholly-owned subsidiary of Compounding Technology, Inc., a California corporation.

         As security for the IDRB Letter of Credit, Borrower grants to Bank a lien of not less than first priority on that certain real property located in Dayton, Lyon County, Nevada.

         As additional security for the IDRB Letter of Credit, Borrower grants to Bank a lien of not less than first priority on that certain real property located in Corona, Riverside County, California.

         All of the foregoing shall be evidenced by and subject to the terms of such documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank, immediately upon demand, for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation filing and recording fees and costs of appraisals, audits and title insurance.



                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and

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discharge, of all obligations of Borrower to Bank subject to this Agreement.

         SECTION 2.1. LEGAL STATUS. Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

         SECTION 2.2. AUTHORIZATION AND VALIDITY. This Agreement, the Notes, and each other document, contract and instrument required by or at any time delivered to Bank in connection with this Agreement (with all of the foregoing referred to herein collectively as the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

         SECTION 2.3. NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or By-laws of Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

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         SECTION 2.4.     LITIGATION.  There are no pending, or to the best of
Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings before any governmental authority, arbitrator, court or administrative agency which may adversely affect the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof.

         SECTION 2.5. CORRECTNESS OF FINANCIAL STATEMENT. The financial statement of Borrower dated October 31, 1994, heretofore delivered by Borrower to Bank is complete and correct and presents fairly the financial condition of Borrower; discloses all liabilities of Borrower that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent; and has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of such financial statement there has been no material adverse change in the financial condition of Borrower, nor has Borrower mortgaged, pledged or granted a security interest or encumbered any of its assets or properties except as disclosed by Borrower to Bank in writing prior to the date hereof or as permitted by this Agreement.

         SECTION 2.6. INCOME TAX RETURNS. Borrower has no knowledge of any pending assessments or adjustments of its income tax payable with respect to any year.

         SECTION 2.7. NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which Borrower is a party or

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by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this Agreement to any other obligation of Borrower.

         SECTION 2.8. PERMITS, FRANCHISES. Borrower possesses, and will hereafter possess, all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

         SECTION 2.9. ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time (ERISA); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

         SECTION 2.10. OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

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         SECTION 2.11.    ENVIRONMENTAL MATTERS.  Except as disclosed by
Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable environmental, hazardous waste, health and safety statutes and regulations governing its operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), the Federal Resource Conservation and Recovery Act of 1976, the Federal Toxic Substances Control Act and the California Health and Safety Code. None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.



                                  ARTICLE III

                                   CONDITIONS

         SECTION 3.1. CONDITIONS OF INITIAL EXTENSION OF CREDIT. The obligation of Bank to grant any of the Credits is subject to the fulfillment to Bank's satisfaction of all of the following conditions:

         (a) Approval of Bank Counsel. All legal matters incidental to the granting of each of the Credits shall be satisfactory to counsel of Bank.

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         (b)     Documentation.  Bank shall have received, in form and
substance satisfactory to Bank, each of the following, duly executed:

                 (i)         This Agreement and the Notes;

                 (ii)        Corporate Borrowing Resolution;

                 (iii)       Certificates of Incumbency;

                 (iv)        Articles of Incorporation;

                 (v) Third Party Security Agreement: Rights to Payment and Inventory;

                 (vi)        Third Party Security Agreement: Equipment;

                 (vii) Corporate Resolution Third Party Collateral - Medical Molding Corporation of America;

                 (viii) Corporate Resolution Third Party Collateral - Compounding Technology, Inc.;

                 (ix) Reimbursement Agreement and all Bond Documents required in connection therewith or with Bank's obligations under the IDRB Letter of Credit;

                 (x) Deeds of Trust covering Dayton, Nevada and Corona, California real property collateral;

                 (xi) Title Insurance policies in form and substance satisfactory to Bank covering (xi) above;

                 (xii) UCC-1 financing statements covering (v) and (vi) above;

                 (xiii)      Hazardous Materials Agreement;

                 (xiv) Such other documents as Bank may require under any other Section of this Agreement.

         (c) Insurance. Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower's property, covering risks, in amounts, issued by companies and in form and substance satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

         (d) Financial Condition. There shall have been no material adverse change, as determined by Bank, in the financial condition or business of Borrower, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower.

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         SECTION 3.2.     CONDITIONS OF EACH EXTENSION OF CREDIT.  The
obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

         (a) Compliance. The representations and warranties contained herein shall be true on and as of the date of the signing of this Agreement and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default as defined herein, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, shall have occurred and be continuing or shall exist.

         (b) Documentation. Bank shall have received all additional documents which may be required in connection with such extension of credit.



                                   ARTICLE IV

                             AFFIRMATIVE COVENANTS

         Borrower covenants that so long as any of the Credits remain available or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall:

         SECTION 4.1. PUNCTUAL PAYMENTS. Punctually pay the interest and principal on each of the Loan Documents requiring

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
any such payments at the times and place and in the manner specified therein, and any fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of any of the Credits is at any time in excess of any limitation on borrowings hereunder.

         SECTION 4.2. ACCOUNTING RECORDS. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower.

         SECTION 4.3. FINANCIAL STATEMENTS. Provide to Bank all of the following, in form and detail satisfactory to Bank:

         (a) not later than ninety (90) days after and as of the end of each fiscal year, an audited financial statement of Borrower, prepared by an independent certified public accountant acceptable to Bank, to include balance sheet, income statement and changes in stockholders' equity, and a copy of Borrower's 10-K report;

         (b) not later than forty-five (45) days after and as of the end of each quarter, except for the Borrower's fourth quarter ending April 30th, a financial statement of Borrower, prepared by Borrower, to include balance sheet and income statement, and a copy of Borrower's quarterly 10-Q report;

         (c) not later than fifteen (15) days after and as of the end of each month, an aged listing of accounts receivable and

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
accounts payable, and a reconciliation of accounts, together with an inventory collateral report, and not later than thirty (30) days after and as of each October 31, a list of the names and addresses of all Borrower's account debtors;

         (d) not later than forty-five (45) days after and as of the end of each quarter, balance sheet and income statement projections of Borrower, prepared by Borrower, to include balance sheet and income statement projections covering the Borrower's next four (4) fiscal quarters from the date of the Borrower's most recent actual fiscal quarter ending;

         (e) from time to time such other information as Bank may reasonably request.

         SECTION 4.4. COMPLIANCE. Maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; conduct its business in an orderly and regular manner; and comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Borrower or its business.

         SECTION 4.5. INSURANCE. Maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to Borrower's, including but not limited to fire, extended coverage, public liability, property damage and workers' compensation, carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to

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

time at Bank's request schedules setting forth all insurance then in effect.

        SECTION 4.6. FACILITIES. Keep all Borrower's properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's properties shall be fully and efficiently preserved and maintained.

        SECTION 4.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal and including federal and state income taxes, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the satisfaction of Bank for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

        SECTION 4.8. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower in excess of $100,000.00.

        SECTION 4.9. FINANCIAL CONDITION. Maintain Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices, except to the extent modified by the following definitions:

        (a) Tangible Net Worth not at any time less than $25,067,000.00 for the Borrower's quarter ending January 31, 1995, increasing to not less than $25,335,000.00 for the Borrower's quarter ending April 30, 1995, increasing to not less

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
$25,950,000.00 for the Borrower's quarter ending July 31, 1995 and each quarter ending thereafter, with "Tangible Net Worth" defined as the aggregate of total stockholders' equity plus subordinated debt less any intangible assets.

        (b) Total Liabilities divided by Tangible Net Worth not at any time greater than 1.35 to 1.0, with "Total Liabilities" defined as the aggregate of current liabilities and non-current liabilities less subordinated debt, and with "Tangible Net Worth" as defined above.

        (c) Net income <loss> before taxes, measured as of each quarter end on a standalone basis, not less than <$250,000.00> for the Borrower's quarter ending January 31, 1995, and not less than $433,000.00 for the Borrower's quarter ending April 30, 1995, and not less than $900,000.00 for the Borrower's quarter ending July 31, 1995 and each quarter thereafter.

        (d) EBITDA Coverage Ratio not less than .95 to 1.0 for the Borrower's quarter ending January 31, 1995, and not less than 1.70 to 1.0 for the Borrower's quarter ending April 30, 1995, and 2.00 to 1.0 for the Borrower's quarter ending July 31, 1995 and each quarter thereafter, with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense for the quarter ending being measured, and with "EBITDA Coverage Ratio" defined as EBITDA divided by the aggregate of total interest expense plus the current period current maturity of long-term debt and the current period current maturity of subordinated debt. The sum of the current period of current maturity of long

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
term debt and the current period of current maturity of subordinated debt will be divided by four to represent the quarterly calculation amount.

         SECTION 4.10. NOTICE TO BANK. Promptly (but in no event more than five (5) days after the occurrence of each such event or matter) give written notice to Bank in reasonable detail of: (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default; (b) any change in the name or the organizational structure of Borrower; (c) the occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan; or (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's property in excess of an aggregate of $50,000.00.



                                   ARTICLE V

                               NEGATIVE COVENANTS

         Borrower further covenants that so long as any of the Credits remains available or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower will not without the prior written consent of Bank:

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         SECTION 5.1.     USE OF FUNDS.  Use any of the proceeds of any of the
Credits except for the purposes stated in Article I hereof.

         SECTION 5.2. LEASE EXPENDITURES. Incur new obligations for the lease or hire of real or personal property requiring payments in any fiscal year in excess of an aggregate of $300,000.00.

         SECTION 5.3. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except the liabilities of Borrower to Bank and any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof. For purposes hereof, "Borrower" shall not include Compounding Technology, PTE. Ltd., a Singapore private company, a wholly-owned subsidiary of Compounding Technology, Inc., a California corporation.

         SECTION 5.4.     MERGER, CONSOLIDATION, TRANSFER OF ASSETS.   Merge
into or consolidate with any corporation or other entity; make any substantial change in the nature of Borrower's business; acquire all or substantially all of the assets of any corporation or other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material part of its assets except in the ordinary course of business.

         SECTION 5.5. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity.

         SECTION 5.6. LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity excluding loans or advances made to employees of the Borrower up to an aggregate maxiumum of One Hundred Thousand Dollars ($100,000.00).

         SECTION 5.7. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding in excess of annual cash dividends in the aggregate amount of One Hundred Thousand Dollars
($100,000.00); nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding.

         SECTION 5.8. PLEDGE OF ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, any of its assets of any kind, now owned or hereafter acquired, except any of the foregoing in favor of Bank. For purposes hereof, "Borrower" shall not include Compounding Technology, PTE. Ltd., a Singapore private company, a wholly-owned subsidiary of Compounding Technology, Inc., a California corporation.



                                   ARTICLE VI

                               EVENTS OF DEFAULT

         SECTION 6.1. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

         (a) Borrower shall fail to pay when due any principal, interest, fees or other amounts payable under any of the Loan Documents.

         (b) Any financial statement or certificate furnished to Bank in connection with this Agreement or any representation or warranty made by Borrower hereunder shall prove to be false, incorrect or incomplete in any material respect when furnished or made.

         (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein (other than those referred to in subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

         (d) Any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) pursuant to which Borrower has incurred any debt or other liability to any person or entity, including Bank.

         (e) Any default in the payment or performance of any obligation, or any defined event of default, under any of the Loan Documents other than this Agreement.

         (f) The filing of a notice of judgment lien against Borrower; or the recording of any abstract of judgment against Borrower in any county in which Borrower has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower; or the entry of a judgment against Borrower.

         (g) Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower, or Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

         (h) There shall exist or occur any event or condition which Bank in good faith believes impairs, or is substantially likely to impair, the prospect of payment or performance by Borrower of its obligations under any of the Loan Documents.

         (i) The dissolution or liquidation of Borrower; or Borrower, or any of its directors, stockholders or members, shall take action seeking to effect the dissolution or liquidation of Borrower.

         (j) Any change in ownership during the term of this Agreement of an aggregate of twenty-five percent (25%) or more of the common stock of Borrower.

         SECTION 6.2. REMEDIES. If an Event of Default shall occur, (a) any indebtedness of Borrower under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower; (b) the obligation, if any, of Bank to permit further borrowings hereunder shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any of the Credits and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank in connection with each of the Loan Documents may be exercised at any time by Bank and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

                                  ARTICLE VII

                                 MISCELLANEOUS

         SECTION 7.1. NO WAIVER. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

         SECTION 7.2. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

         BORROWER:         CIMCO, INC.
                           265 Briggs Avenue
                           Costa Mesa, CA 92626

         BANK:             WELLS FARGO BANK, NATIONAL ASSOCIATION
                           Orange Coast RCBO
                           2030 Main Street, Suite 900
                           Irvine, CA 92714

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         SECTION 7.3.     COSTS, EXPENSES AND ATTORNEYS' FEES.   Borrower shall
pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in connection with (a) the negotiation and preparation of this Agreement and each other of the Loan Documents, Bank's continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation any action for declaratory relief.

         SECTION 7.4. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without the prior written consent of Bank. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or may hereafter acquire relating to any of the Credits, Borrower or its business, any Guarantor or the business of any Guarantor, or any collateral required hereunder.

         SECTION 7.5. ENTIRE AGREEMENT, AMENDMENT. This Agreement and each other of the Loan Documents constitute the entire agreement between Borrower and Bank with respect to the Credits and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only by a written instrument executed by each party hereto.

         SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

         SECTION 7.7. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents.

         SECTION 7.8. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         SECTION 7.9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the

State of California, except to the extent that Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of such rights and remedies as may be available under Federal law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


                                          WELLS FARGO BANK,
CIMCO, INC.                               NATIONAL ASSOCIATION



By: /s/ RUSSELL T. GILBERT                    By: /s/ MARK MAGDALANO
    -------------------------                 ------------------------
    Russell T. Gilbert                        Mark Magdalano
    President                                 Vice President

WELLS FARGO BANK               EXHIBIT "A"                     PROMISSORY NOTE



$6,000,000.00                                               IRVINE, CALIFORNIA
                                                              FEBRUARY 1, 1995

         FOR VALUE RECEIVED, the undersigned CIMCO, INC. ("Borrower" promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at ORANGE COAST RCBO, 2030 MAIN STREET SUITE 900, IRVINE, CA 92714, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $6,000,000.00, or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) .25000% ABOVE the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of any principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

         Interest accrued on this Note shall be payable on the 15TH day of each MONTH, commencing MARCH 15, 1995. The outstanding principal balance of this Note shall be due and payable in full on SEPTEMBER 15, 1995. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

         From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

         Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of that certain Credit Agreement between Borrower and Bank defined below; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above.

         Advances hereunder, to the total amount of the principal sum available hereunder, may be made by the holder at the oral or written request of (i) RUSSELL T. GILBERT or JENNIFER SHEA, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower with the holder, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of FEBRUARY 1, 1995, as amended from time to time. Upon the occurrence of any Event of Default as defined in said Credit Agreement, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.

         Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.


                 PROMISSORY NOTE,  Page No. 1

WELLS FARGO BANK                 EXHIBIT "B"                    PROMISSORY NOTE



$7,500,000-00                                                IRVINE, CALIFORNIA
                                                               FEBRUARY 1, 1995

         FOR VALUE RECEIVED, the undersigned CIMCO, INC. ("Borrower') promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at ORANGE COAST RCBO, 2030 MAIN STREET SUITE 900, IRVINE, CA 92714, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $7,500,000.00, with interest thereon at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) .50000% ABOVE the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank.

         Interest accrued on this Note shall be payable on the 1ST day of each MONTH, commencing MARCH 1, 1995. Principal shall be payable on the 1ST day of each MONTH in installments of $156,250.00 each, commencing MARCH 1, 1995, and continuing up to and including JANUARY 1, 1999, with a final installment consisting of all remaining unpaid principal due and payable in full on FEBRUARY 1, 1999. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All prepayments of principal on this Note shall be applied on the most remote principal installment or installments then unpaid.

         From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear Interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

         This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of FEBRUARY 1, 1995, as amended from time to time. Upon the occurrence of any Event of Default as defined in said Credit Agreement, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.

         Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

CIMCO, INC.

By:
   -----------------------------------

Title:
      --------------------------------




Promissory Note, Page No. 1

                                  EXHIBIT C                             1 of 14


                           [WELLS FARGO BANK LOGO]



Trade Services Division South                   September 15, 1993
17700 Castleton Street, Suite 460
City of Industry, CA 91748
Telephone: (818) 854-1261                       Letter of Credit No. SAS-186329


Bank of America Nevada, as Trustee
300 South Fourth Street, 3rd Floor
Las Vegas, Nevada 89101

Attention: Corporate Trust Department


Ladies and Gentlemen:

         We hereby establish in your favor, at the request and for the account of CIMCO, INC., a Delaware corporation, our irrevocable letter of credit in the amount of U.S. $5,735,960.00 (Five Million Seven Hundred Thirty-Five Thousand Nine Hundred Sixty and no/100 United States Dollars) available with ourselves by sight payment against presentation of one or more (a) telegraphic demands or
(b) signed and dated demands ("Signed Demands") addressed by you to Wells Fargo Bank, National Association, Letter of Credit Operations Office, City of Industry, California, each in the form of Annex A (an "A Drawing") , Annex B (a "B Drawing"), Annex C (a "C Drawing") Annex D (a "D Drawing") or Annex E (an
"E Drawing") attached hereto with all instructions in brackets therein being complied with.

         Each such presentation must be made on a Business Day (as hereinafter defined) to our Letter of Credit Operations Office in City of Industry, California (presently located at 17700 Castleton Street, Suite 460, City of Industry, California 91748) on or before December 1, 1998, or, if such date is not a Business Day, then on or before the third succeeding Business Day (the "Expiration Date"). As used herein, the term "Business Day" shall mean a day of the year on which our City of Industry Letter of Credit Operations Office is open for business.

         The amount of any demand presented hereunder will be the amount inserted in numbered Paragraph 4 of said demand. By honoring any such demand we make no representation as to the correctness of the amount demanded.

         We hereby agree with you that each demand presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such demand, in immediately available funds:

         (i) not later than noon, Los Angeles time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us at or before 1:30 p.m., Los Angeles time,

                                   or

         (ii) not later than noon, Los Angeles time, on the second Business Day succeeding the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us after 1:30 p.m., Los Angeles time.

         With respect to any demand that is honored hereunder, the total amount of this Letter of Credit shall be reduced as follows:

         (A) With respect to any C Drawing, D Drawing or E Drawing, the total amount of this Letter of Credit shall be reduced by the amount of the applicable demand as of the date of presentation of such demand and shall not be reinstated;

         (B) With respect to any B Drawing the total amount of this Letter of Credit shall be reduced by the amount of the applicable demand as of the date of presentation of such demand, subject to reinstatement if, prior to the Expiration Date, we are reimbursed for the full amount of such demand, at which time we shall advise you in writing of such reinstatement; and

         (C) With respect to any A Drawing, the total amount of this Letter of Credit shall be reduced by the amount of the applicable demand as of the date of presentation of such demand; provided, however, that such amount shall be reinstated on the 25th calendar day following the date or presentation of such demand unless (i) we shall have sent notice to you by telegraph, telex or registered mail within 20 calendar days after the presentation of such demand that there shall be no such reinstatement or (ii) the 25th calendar day after such presentation would be after the Expiration Date.

         An A Drawing shall not be presented to us (i) more than once during any 25 calendar day period, or (ii) with respect to any single A Drawing for any amount more than $110,960.00.

         It is a condition of this Letter of Credit that upon your presentation to us of a C Drawing in full compliance with the terms of this Letter of Credit, no further drawing whatsoever may be made or presented hereunder.

         If any instructions accompanying a drawing under this Letter of Credit request that payment is to be made by transfer to an account with us or at another bank, we and/or such other bank may rely on an account number specified in such instructions even if the number identifies a person or entity different from our intended payee.

         Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1983 Revision), Publication No. 400 of the International Chamber of Commerce (the "UCP"), and, to the extent not inconsistent with the UCP, the laws of the State of California. All payments made by us under this Letter of Credit shall be made from our own funds.

         This Letter of Credit may be transferred more than once, but in each instance only in the amount of the full unutilized balance hereof to any single transferee who you shall have advised us pursuant to Annex "F" has succeeded Bank of America Nevada, as trustee or as successor trustee under the Trust Indenture dated as of September 1, 1993 (as amended from time to time, the "Indenture") between the Director of the State of Nevada Department of Commerce (the "Issuer") and Bank of America Nevada, pursuant to which U.S. $5,625,000 aggregate principal amount of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (CIMCO, Inc. Project) Series 1993-A (the "Bonds") have been issued. Transfers may be effected only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Annex "F". Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation of demands from our Letter of Credit Operations Office in City of Industry, California.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP; and anv such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except the UCP.


                                         WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION


                                         By:            [SIG]
                                             -------------------------------
                                                  Authorized Signature

                                                   Annex A to Wells Fargo Bank,
                                                       National Association
                                                   Irrevocable Letter of Credit
                                                          No. SAS-186329


WELLS FARGO BANK, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
CITY OF INDUSTRY, CALIFORNIA

         FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

         [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. SAS-186329 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, ON AN INTEREST PAYMENT DATE (AS DEFINED IN THE INDENTURE), OF ACCRUED AND UNPAID INTEREST WITH RESPECT TO THE BONDS.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

         (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN CITY OF INDUSTRY, CALIFORNIA REGARDING THIS DEMAND.

         (6) NONE OF THE BONDS TO WHICH THIS DEMAND RELATES ARE (A) BONDS BEING PURCHASED UNDER SECTION 2.04 OF THE INDENTURE, OR (B) BONDS BEING REDEEMED UNDER SECTION 2.03 OF THE INDENTURE.

         (7) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON

THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.




                                                   [INSERT NAME OF BENEFICIARY]
                                    [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE]
                                         [FOR SIGNED DEMANDS ONLY, INSERT DATE]

                                                   Annex B to Wells Fargo Bank,
                                                           National Association
                                                   Irrevocable Letter of Credit
                                                                 No. SAS-186329


WELLS FARGO BANK, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
CITY OF INDUSTRY, CALIFORNIA

         FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

         [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. SAS-186329 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT TO ENABLE THE PAYMENT OF THE PRINCIPAL AMOUNT OF, AND ACCRUED INTEREST ON, THOSE BONDS FOR WHICH THE TRUSTEE HAS NOT RECEIVED FUNDS REPRESENTING THE PURCHASE PRICE OF SUCH BONDS, FOLLOWING A TENDER OF THE BONDS PURSUANT TO
SECTION 2.04 OF THE INDENTURE. THE AMOUNT OF THIS DEMAND IS EQUAL TO THE DIFFERENCE BETWEEN (A) THE PRINCIPAL AMOUNT, TOGETHER WITH ACCRUED INTEREST, OF THOSE BONDS TENDERED PURSUANT TO SECTION 2.04 OF THE INDENTURE AND (B) THE AMOUNT OF THE PROCEEDS ON DEPOSIT WITH THE TRUSTEE FOR THE PURCHASE OF SUCH TENDERED BONDS.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH SECTION 2.04(g) OF THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

         (5) THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL OF THE BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF ACCRUED AND UNPAID INTEREST ON THE BONDS.

         (6) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN CITY OF INDUSTRY, CALIFORNIA REGARDING THIS DEMAND.

         (7)     IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 1:30 P.M.,
LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT AT OR BEFORE NOON, LOS ANGELES TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.




                                                    [INSERT NAME OF BENEFICIARY]
                                     [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE]
                                          [FOR SIGNED DEMANDS ONLY, INSERT DATE]

                                                   Annex C to Wells Fargo Bank,
                                                          National Association
                                                  Irrevocable Letter of Credit
                                                                No. SAS-186329



WELLS FARGO BANK, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
CITY OF INDUSTRY, CALIFORNIA

         FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

         [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. SAS-186329 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, AT STATED MATURITY, UPON ACCELERATION FOLLOWING AN EVENT OF DEFAULT, OR UPON REDEMPTION AS A WHOLE, OF THE TOTAL UNPAID PRINCIPAL OF, AND ACCRUED INTEREST ON, ALL OF THE BONDS WHICH ARE PRESENTLY OUTSTANDING.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH SECTION [INSERT EITHER "10.02" OR "2.03"] OF
THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

         (5) THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL OF THE BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF ACCRUED AND UNPAID INTEREST ON THE BONDS.

         (6) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN CITY OF INDUSTRY, CALIFORNIA REGARDING THIS DEMAND.

         (7) THE TRUSTEE ACKNOWLEDGES THAT THE BANK SHALL HAVE NO FURTHER OBLIGATIONS UNDER THE LETTER OF CREDIT FOLLOWING THE PAYMENT OF THIS DEMAND.

         (8) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT
OR BEFORE NOON, LOS ANGELES TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.





                                                   [INSERT NAME OF BENEFICIARY]
                                    [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE]
                                         [FOR SIGNED DEMANDS ONLY, INSERT DATE]

                                                   Annex D to Wells Fargo Bank,
                                                           National Association
                                                   Irrevocable Letter of Credit
                                                                 No. SAS-186329



WELLS FARGO BANK, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
CITY OF INDUSTRY, CALIFORNIA

         FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

         [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. SAS-186329 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:


         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF ACCRUED AND UNPAID INTEREST UPON A REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE
AND IS DEMANDED TN ACCORDANCE WITH SECTION 2.03 OF THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

         (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN CITY OF INDUSTRY, CALIFORNIA REGARDING THIS DEMAND.


         (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON

THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.




                                               [INSERT NAME OF BENEFICIARY]
                                [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE]
                                     [FOR SIGNED DEMANDS ONLY, INSERT DATE]

                                                   Annex E to Wells Fargo Bank,
                                                       National Association
                                                   Irrevocable Letter of Credit
                                                          No. SAS-186329


WELLS FARGO BANK, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
CITY OF INDUSTRY, CALIFORNIA

         FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

         [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. SAS-186329 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF PRINCIPAL UPON A REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH SECTION 2.03 OF THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

         (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN CITY OF INDUSTRY, CALIFORNIA REGARDING THIS DEMAND.

         (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 1:30 P.M., LOS ANGELES TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE NOON, LOS ANGELES TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.


                                              [INSERT NAME OF BENEFICIARY]
                               [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE]
                                    [FOR SIGNED DEMANDS ONLY, INSERT DATE]

                                                   Annex F to Wells Fargo Bank,
                                                       National Association
                                                   Irrevocable Letter of Credit
                                                         No. SAS-186329



                          ________________, 19 ____
                                [Insert Date]


Wells Fargo Bank, National Association
Letter of Credit Operations Office
[Address]
City of Industry, California

Subject: Your Letter of Credit No. SAS-186329

        Ladies and Gentlemen:

        For value received, we herebv irrevocably assign and transfer all of our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:


                       ________________________________
                             [Name of Transferee]


                       ________________________________
                           [Address of Transferee]

        By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. The Letter of Credit may hereafter be amended, extended or increased without our consent or notice to us and you will give notice thereof directly to the transferee.

        The original Letter of Credit is returned with all amendments to this date. Please notify the transferee in such form as you deem advisable of this transfer and of the terms and conditions to this Letter of Credit, including amendments as transferred.

        You are hereby advised that the transferee named above has succeeded Bank of America Nevada, as trustee or as successor trustee under the Trust Indenture dated as of September 1, 1993, between the Director of the State of Nevada Department of Commerce and Bank of America Nevada, pursuant to which U.S. $5,625,000.00 aggregate principal amount of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (CIMCO, Inc. Project) Series 1993-A (the "Bonds") have been issued.


                                        Very truly yours,
                                        [Insert Name of Transferor]


                                        By: ______________________________
                                               [Insert Name and Title]


Signature authenticated:


By: ______________________________
       [Insert Name and Title]

WELLS FARGO BANK
                                                               PROMISSORY NOTE



$7,500,000.00
                                                            Irvine, California
                                                            February 1, 1995

         FOR VALUE RECEIVED, the undersigned CIMCO, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at ORANGE COAST RCBO, 2030 MAIN STREET SUITE 900, IRVINE, CA 92714, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $7,500,000.00, with interest thereon at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) .50000% ABOVE the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank.

         Interest accrued on this Note shall be payable on the 1st day of each MONTH, commencing MARCH 1, 1995. Principal shall be payable on the 1st day of each MONTH in installments of $156,250.00 each, commencing MARCH 1, 1995, and continuing up to and including JANUARY 1, 1999, with a final installment consisting of all remaining unpaid principal due and payable in full on FEBRUARY 1, 1999. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All prepayments of principal on this Note shall be applied on the most remote principal installment or installments then unpaid.

         From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

         This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of FEBRUARY 1, 1995, as amended from time to time. Upon the occurrence of any Event of Default as defined in said Credit Agreement, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys'fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.

         Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

CIMCO, INC.

By:        [SIG]
    -------------------

Title:     President
       ----------------

         WELLS FARGO BANK

                                                               PROMISSORY NOTE


$6,000,000.00
                                                            Irvine, California
                                                            February 1, 1995

         FOR VALUE RECEIVED, the undersigned CIMCO, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at ORANGE COAST RCBO, 2030 MAIN STREET SUITE 900, IRVINE, CA 92714, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $6,000,000.00, or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement at a rate per annum (computed on the basis of a 360-day year, actual days elapsed) .25000% ABOVE the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of any principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

         Interest accrued on this Note shall be payable on the 15th day of each MONTH, commencing MARCH 15, 1995. The outstanding principal balance of this Note shall be due and payable in full on SEPTEMBER 15,1995. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

         From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time applicable to this Note.

         Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of that certain Credit Agreement between Borrower and Bank defined below; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above.

         Advances hereunder, to the total amount of the principal sum available hereunder, may be made by the holder at the oral or written request of (i) RUSSELL T. GILBERT or JENNIFER SHEA, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower with the holder, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

         This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of February 1, 1995, as amended from time to time. Upon the occurrence of any Event of Default as defined in said Credit Agreement, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Borrower.

         Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Bank has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Bank of any such rights and remedies as may be available under Federal law.

         WELLS FARGO BANK
CORPORATE RESOLUTION: BORROWING

TO:      WELLS FARGO BANK, NATIONAL ASSOCIATION

         RESOLVED:        That this corporation, CIMCO, INC, proposes to obtain
credit from time to time, or has obtained credit from Wells Fargo Bank, National Association ("Bank").

         BE IT FURTHER RESOLVED, that any one of the following officers:
         PRESIDENT/CHIEF EXECUTIVE OFFICER OR ASSOCIATE VICE PRESIDENT together with any one of the following officers:
         NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

         (a) To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

         (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

         (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements and/or other security agreements as Bank shall require.

         (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights, remedies and security interests to be given to Bank hereunder, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $20,000,000.00 outstanding and unpaid.

         Loans made pursuant to a special resolution and loans made by offices of Bank other than the office to which this resolution is delivered shall be in addition to foregoing limitation.

         BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

                     SEE REVERSE OF FORM FOR CERTIFICATION

                           CERTIFICATE OF INCUMBENCY


To: WELLS FARGO BANK, NATIONAL ASSOCIATION


        The undersigned, Jenifer A. Shea, Assistant Secretary of CIMCO, Inc.
, a corporation created and existing under the laws of the State of Delaware , hereby certifies to Wells Fargo Bank, National Association ("Bank") that the following named persons are those duly elected officers of this corporation specified in the Corporate Resolution attached hereto and that the signatures opposite their names are their true signatures:

      Title                      Name                    Signature
      -----                      ----                    ---------

President                 Russell T. Gilbert       /s/ RUSSELL T. GILBERT
- - --------------------      --------------------     -----------------------

Assistant Secretary       Jennifer A. Shea         /s/ JENNIFER A. SHEA
- - --------------------      --------------------     -----------------------

- - --------------------      --------------------     -----------------------

- - --------------------      --------------------     -----------------------

- - --------------------      --------------------     -----------------------


         The undersigned further certifies that should any of the above-named officers change, or should the signature requirements of said Corporate Resolution change, this corporation shall provide Bank immediately with a new Certificate of Incumbency, Bank is hereby authorized to rely on this Certificate until a new Certificate certified by the Secretary of this corporation is received by Bank,

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of this corporation as of February 1, 1995.


                                      Assistant
            /s/ JENNIFER A. SHEA    , Secretary of
         ---------------------------

                CIMCO, Inc.         , a corporation
         ---------------------------

                           WELLS FARGO BANK [LOGO]



Orange Coast Regional
Commercial Banking Office
2030 Main Street, Suite 900
Irvine, CA 92714

January 23, 1995


Mr. Ronald Trepp
Chief Financial Officer
CIMCO, Inc.
265 Briggs Ave.
Costa Mesa, Ca. 92626


Dear Mr. Trepp:

Wells Fargo Bank, National Association ("Bank") is pleased to provide to CIMCO, Inc. ("Borrower") a proposal to extend the credit accommodation described below in the principal amount of One Million Three Hundred Thousand Dollars ($1,300,000,00), on the following terms and conditions, so long, as there has been no immaterial adverse change in Borrower's financial condition, as determined by Bank:

         Type of Credit Facility:   Short Term Note

         Principal Amount:          $1,300,000.00

         Borrowing Base:            The loan balance of this credit facility
                                    will be reserved for under the formula
                                    Accounts Receivable and Inventory
                                    Borrowing Base determined monthly by the Bank. Based upon 80% of eligible accounts receivables, as defined by Bank, and a 40% to 50% advance against eligible inventory.
                                    The advance rate (Either 40% or 50%) against eligible inventory is based on type of inventory, either raw materials or finished goods.

         Purpose:                   General Working Capital

         Repayment:                 Monthly Interest Only

         Interest Rate:             Prime +.25%

         Commitment Fee:            None

CIMCO, Inc.
January 23, 1995



         Maturity:        September 15, 1995

         Collateral:      Secured by the Accounts Receivable, Inventory and
                          Equipment of CIMCO, Inc. and its' subsidiaries.
                          Does not include the assets of Compounding
                          Technology Pte., Ltd.

This credit accommodation is made subject to the terms, conditions and provisions of comprehensive loan documents to be executed by Borrower, including without limitation a loan agreement, all in form and substance satisfactory to Bank and all of which shall be executed prior to August 15, 1995, and further subject to all of the followings:

- - - Receipt of financial statements of Borrower showing actual quarterly operating results for Borrower's fiscal quarters ending January 31, 1995 and April 3O, 1995 which meet or exceed the projected operating results, as shown in the projections dated January 4, 1995 previously provided by Borrower to Bank.

- - - Receipt of financial statements of Borrower showing actual operating results for the months ending May 31, 1995 and June 30, 1995 which meet or exceed the projected operating results for Borrower's fiscal quarter ending July 31, 1995, as shown in the projections dated January 4, 1995 previously provided by Borrower to Bank.

- - - Borrower's compliance with all covenants, conditions, representations, and warranties as stated in the Borrower's existing Credit Agreement dated
February 1, 1995.

Said loan documents shall include such representations, warranties, conditions, covenants and events of default as Bank deems appropriate, which shall be in addition to the terms and provisions stated in this letter.

Whether or not the loan agreement and other required loan documents are agreed to and executed, or whether or not any loan described above is made, Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in connection with the negotiation and preparation of the loan agreement and such other loan documents.

Bank reserves the right to terminate this proposal at any time prior to Bank's receipt of its acceptance by Borrower. This proposal is personal to Borrower and may not be transferred or assigned to any person or entity without the prior written consent of Bank. Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions. Unless accepted or terminated, this proposal will expire on February 3, 1995.

         CIMCO, Inc.
         January 23, 1995

         Sincerely,


         WELLS FARGO BANK,
         NATIONAL ASSOCIATION

         /s/ MARK MAGDALENO
         -----------------------------
             Mark Magdaleno
             Vice President


         Acknowledged and accepted as of 2/1/95

         CIMCO, Inc.


         By: /s/ RUSSELL T. GILBERT
            --------------------------
             Russell T. Gilbert

             Title: President